                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant / /
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Under Rule 14a-12


                         First Washington FinancialCorp.
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------

    5) Total fee paid:


       ----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

                                                                  March 31, 2004


To Our Shareholders:

         You are cordially invited to attend the annual meeting of shareholders of First Washington FinancialCorp to be held on Wednesday, April 28, 2004 at 3:30 p.m. at the Main Office of First Washington State Bank, the company's wholly owned subsidiary, U. S. Route 130 and Main Street, Windsor, New Jersey 08561.

         At the annual meeting, shareholders will be asked to consider and vote upon:

         1. The election of three directors to the company's board of directors;

         2. Such other business as shall properly come before the annual meeting.

         The board of directors of the company believes the proposal being submitted to the shareholders is in the best interest of the company and its shareholders, and urges you to vote in favor of this proposal.

                                    Very truly yours,


                                    C. Herbert Schneider
                                    -------------------------------------
                                    C. Herbert Schneider
                                    President and Chief Executive Officer

                         FIRST WASHINGTON FINANCIALCORP
                         U.S. Route 130 and Main Street
                            Windsor, New Jersey 08561


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 28, 2004


         Notice is hereby given that the annual meeting of shareholders of First Washington FinancialCorp will be held at the Main Office of First Washington State Bank, U. S. Route 130 and Main Street, Windsor, New Jersey 08561 on Wednesday, April 28, 2004, at 3:30 p.m., for the purpose of considering and voting upon the following matters:

         1. The election of the three persons named in the accompanying proxy statement to serve as directors of the company for a term of three years each; and

         2. Such other business as shall properly come before the annual meeting.

         Shareholders of record at the close of business on March 12, 2004 are entitled to notice of and to vote at the annual meeting. Whether or not you contemplate attending the annual meeting, it is recommended that the enclosed proxy be executed and returned to the company. You may revoke your proxy at any time prior to the exercise of the proxy by delivering to the company a later dated proxy or by delivering a written notice of revocation to the company.

                                          BY ORDER OF THE BOARD OF DIRECTORS


                                          C. Herbert Schneider
                                          -------------------------------------
                                          C. Herbert Schneider
                                          President and Chief Executive Officer




Windsor, New Jersey
March 31, 2004


                    IMPORTANT-PLEASE MAIL YOUR PROXY PROMPTLY
         You are urged to sign and return the enclosed proxy to the company promptly in the envelope provided so that there may be sufficient representation at the annual meeting.

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 28, 2004


                       GENERAL PROXY STATEMENT INFORMATION

         This proxy statement is furnished in connection with the solicitation of proxies by the board of directors of the company for use in the company's annual meeting to be held on April 28, 2004, at 3:30 p.m., at the Main Office of First Washington State Bank, U. S. Route 130 and Main Street, Windsor, New Jersey 08561.

         The first date on which this proxy statement and the enclosed form of proxy are being sent to the shareholders of the company is on or about March 31, 2004.


Outstanding Securities and Voting Rights

         The record date for determining shareholders entitled to notice of and to vote at the annual meeting is March 12, 2004. Only shareholders of record as of that date will be entitled to notice of, and to vote at, the annual meeting.

         On the record date, 4,235,888 shares of common stock were outstanding and eligible to be voted at the annual meeting. Each share of common stock is entitled to one vote per share.

         All shares represented by valid proxies received pursuant to this solicitation will be voted in favor of management's proposals unless the shareholder specifies a different choice by means of his proxy or revokes the proxy prior to the time it is exercised. Should any other matters properly come before the annual meeting, the persons named as proxies will vote upon such matters according to their discretion unless the shareholder otherwise specifies in the proxy.

Revocability of Proxies

         Any shareholder giving a proxy has the right to attend and vote at the annual meeting in person. A proxy may be revoked prior to the annual meeting by sending written notice of revocation or a duly executed proxy bearing a later date to First Washington FinancialCorp, U. S. Route 130 and Main Street, Windsor, New Jersey 08561, Attn: Mrs. Nora Rauscher, Assistant Corporate Secretary. A proxy may be revoked at the annual meeting by filing written notice of such revocation with the secretary of the annual meeting prior to the voting of such proxy.

Solicitation of Proxies

         This proxy solicitation is being made by the board of directors of the company and the cost of the solicitation will be borne by the company. In addition to the use of the mails, proxies may be solicited personally or by telephone or telegraph by officers, directors and employees of the company who will not be specially compensated for such solicitation activities. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries for forwarding solicitation materials to the beneficial owners of shares held of record by such persons and the company will reimburse such persons for their reasonable expenses incurred in forwarding the materials.

                              ELECTION OF DIRECTORS

         The by-laws of the company provide that the number of directors shall not be less than 5 nor more than 25 and permit the exact number to be determined from time to time by the board of directors. The board has fixed the number of directors at nine.

         Pursuant to the company's certificate of incorporation, directors are divided into three classes, as nearly equal in number as possible, with the terms of office of one class expiring each year. As such, the terms of office of one class of directors, consisting of directors Horowitz, Johnson and Kokes expires at the 2004 annual meeting and these directors are standing for re-election.

         It is intended that the proxies solicited by the board of directors will be voted for the three persons named below (unless the shareholder otherwise directs). If, for any reason, any of the nominees becomes unavailable for election or service on the board, the proxy solicited by the board of directors will be voted for such substituted nominee(s) as is (are) selected by the board of directors. The board has no reason to believe that any of the named nominees are not available or will not serve if elected.

         Each candidate for director has been nominated to serve a three-year term until the 2007 annual meeting and thereafter until his/her successor shall have been duly elected and shall have qualified. The names of the nominees for election and the directors whose terms run beyond this annual meeting and certain information about them are set forth in the following tables:

                      NOMINEES FOR ELECTION AS DIRECTORS AT
                               2004 ANNUAL MEETING

      Name, Position with                          Principal Occupation                          Director      Term
       Company and Age                         During the Past Five Years                        Since (1)    Expires
       ----------------                        --------------------------                        ----------   -------
Harry Horowitz                  President, H&H Gas and Appliance Co. (propane and                1989            2004
Vice Chairman                   appliance sales)
Director, 80

James R. Johnson, Jr.           President, Bil-Jim Construction Co., Inc. (heavy                 1989            2004
Director, 51                    construction)

Jerry Kokes                     Senior Vice President                                            1989            2004
Director, 56                    The Kokes Organization (developer/builder)


         Directors whose terms continue beyond the 2004 annual meeting



      Name, Position with                          Principal Occupation                          Director      Term
        Company and Age                         During the Past Five Years                       Since (1)    Expires
        ----------------                        --------------------------                       ----------   -------


Joe J. Mayes                    President and Owner, Lets Go Travel; Consultant to               1991            2005
Director, 62                    Manufactured Housing Industry

Steven I. Pfeffer               Shareholder in the law firm of Levin, Shea & Pfeffer,            1989            2005
Director, 58                    P.A.

C. Herbert Schneider            President and Chief Executive Officer of the Bank                1991            2005
Director, 56

Abraham S. Opatut,              President, Colonial Marketing Associates/Colonial                1989            2006
Chairman                        Foods, Inc. (wholesale foods)
Director, 56

James N. Corcodilos,            Retired, formerly Owner and Executive Officer, Jim's             1989            2006
Director, 78                    Country Diner and Corcodilos, Inc. (restaurants)

Ross Wishnick,                  President, Crestwood Village, Inc.                               1989            2006
Director, 52                    Real Estate Investor

         (1) Includes prior service on the board of directors of the bank

         No director of the company is also a director of any company registered pursuant to Section 12 of the Securities Exchange Act of 1934 or any company registered as an investment company under the Investment Company Act of 1940.

         The company encourages all directors to attend the Company's annual meeting. All of the company's directors were able to attend the 2003 annual meeting.

Board Meetings; Committees of the Board
---------------------------------------

         The board of directors of the company held 25 meetings during 2003. All directors attended at least 75% of such meetings and meetings of committees of the board on which such directors served. A majority of the board consists of individuals who are "independent" under the Nasdaq listing standards. The independent board members meet at least quarterly in connection with the audit committee meetings. Shareholders interested in communicating directly with the independent board members may do so by letter addressed to James R. Johnson, Jr. at P.O. Box 783, Jackson, NJ 08527.


         The company does not have a separate nominating committee. Pursuant to Nasdaq listing rules, those members of the board of directors who are "independent" under the Nasdaq listing standards function as the nominating committee of the company. In 2003, those directors were Messrs. Opatut, Johnson, Wishnick, Kokes, Horowitz, Corcodilos and Mayes. The board does not have a separate nominating committee because it believes the independent directors, acting together as a group, are better situated to make the important decisions regarding nominations than would be a smaller committee of the board.

         The independent members of the board will consider qualified nominations for directors recommended by shareholders. All shareholder recommendations will be evaluated on the same basis as any recommendation from members of the board or management of the company. A Shareholder recommendation should be sent to James R. Johnson, Jr. at P.O. Box 783, Jackson, NJ 08527. Any shareholder recommendation must be received by the company by no later than November 30, 2004. Nominees, to be eligible, should be active in the local community, have extensive business experience either as a senior executive officer or as the owner of a small to mid-sized business, or similar experience in equivalent organizations including social service and educational institutions and have an understanding of financial transactions and financial statements. An undergraduate degree or higher in a related field would enhance the credentials of any nominee. The board will also consider any other relevant information.

         The company maintains an audit committee. The audit committee arranges for the bank's director's examinations through its independent certified public accountants, evaluates and implements the recommendations of the director's examinations and interim audits performed by the bank's internal auditor, receives all reports of examination of the company and the bank by bank regulatory agencies, analyzes such regulatory reports, and reports to the board the results of its analysis of the regulatory reports. The audit committee formally met ten (10) times outside of regularly scheduled board of directors meetings during 2003. The audit committee consisted of Messrs. Johnson, Jr., Kokes, Mayes, Opatut and Wishnick, all of whom are "independent" under the Nasdaq listing standards. The board of directors has adopted a written charter for the audit committee, as required under the Nasdaq's listing standards. A copy of this charter is included in this proxy statement as Exhibit A.

         The audit committee does not currently have any member qualifying as an "audit committee financial expert" as that term is defined in SEC Regulation S-B
Item 401(e). The board believes that all members of the audit committee are financially literate and experienced in business matters. Like many small companies, it is not easy for the company to attract and retain competent and diligent board members, and competition for individuals qualifying as "audit committee financial experts" is significant. The board believes that the current audit committee is able to fulfill its role under SEC regulations and Nasdaq listing standards despite not having a designated "audit committee financial expert".

         The company maintains a personnel and compensation committee. The personnel and compensation committee reviews and makes recommendations to the board of directors as to staffing levels for the company and the bank, performance evaluations, compensation levels and benefits. The personnel and compensation committee met four (4) times during 2003 outside of regular board meetings, and consisted of Messrs. Opatut, Horowitz, Wishnick, and Johnson, all of whom are independent under Nasdaq listing standards.

Code of Ethics

         The board of directors has adopted a code of ethics governing the company's chief executive officer and senior financial officers, as well as the board and other senior members of management, as required by the Sarbanes-Oxley Act, SEC regulations and the Nasdaq listing standards. Our code of ethics governs such matters as conflicts of interest, use of corporate opportunity, confidentiality, compliance with law and the like. A copy of our code of ethics has been filed as an exhibit to our annual report on form 10-KSB.


Audit Committee Report

         The audit committee meets periodically to consider the adequacy of the company's financial controls and the objectivity of its financial reporting. The audit committee meets with the company's independent auditors and the company's internal auditor, both of whom have unrestricted access to the audit committee.

         All directors who serve on the audit committee are "independent" as that term is defined in the Nasdaq listing standards and under the Sarbanes-Oxley Act.

         In connection with this year's financial statements, the audit committee has reviewed and discussed the company's audited financial statements with the company's officers and Grant Thornton LLP, our independent auditors. We have discussed with Grant Thornton LLP, the matters required to be discussed by Statement on Auditing Standards No. 61, ("Communication with Audit Committees"). We also have received the written disclosures and letters from Grant Thornton LLP, required by Independence Standards Board Standard No. 1 ("Independence Discussions with Audit Committees"), and have discussed with representatives of Grant Thornton LLP their independence.

         Based on these reviews and discussions, the audit committee recommended to the board of directors that the audited financial statements be included in the company's annual report on form 10-KSB for the fiscal year 2003 for filing with the U.S. Securities and Exchange Commission.

    Joe J. Mayes              Abraham S. Opatut           James R. Johnson, Jr
    Ross Wishnick             Jerry Kokes

                          STOCK OWNERSHIP OF MANAGEMENT
                           AND PRINCIPAL SHAREHOLDERS


         The following table sets forth information concerning the beneficial ownership of the company's common stock, as of December 31, 2003 by each director, by each executive officer listed on the cash compensation table and by all directors and executive officers as a group, and by any individual or group owning 5% or more of the company's common stock. The company knows of no person or group which beneficially owns 5% or more of the common stock, except as set forth below.


================================= ======================== =====================
                                      Number of Shares           Percent of
       Name of Beneficial Owner    Beneficially Owned (1)       Common Stock
--------------------------------- ------------------------ ---------------------
Directors:
James N. Corcodilos                      225,673 (2)                 6.58%
--------------------------------- ------------------------ ---------------------
Harry Horowitz                            62,151 (3)                 1.81%
--------------------------------- ------------------------ ---------------------
James R. Johnson, Jr.                    304,056 (4)                 8.87%
--------------------------------- ------------------------ ---------------------
Jerry Kokes                              166,237 (5)                 4.85%
--------------------------------- ------------------------ ---------------------
Joe J. Mayes                             298,655 (6)                 8.71%
--------------------------------- ------------------------ ---------------------
Abraham S. Opatut                        155,490 (7)                 4.54%
--------------------------------- ------------------------ ---------------------
Steven I. Pfeffer                        192,600 (8)                 5.61%
--------------------------------- ------------------------ ---------------------
C. Herbert Schneider                     145,856 (9)                 4.26%
--------------------------------- ------------------------ ---------------------
Ross Wishnick                            115,991 (10)                3.38%
--------------------------------- ------------------------ ---------------------
Directors and Executive                1,722,332 (11)                45.19%
Officers of the Bank as
a group (15 persons)
--------------------------------- ------------------------ ---------------------
5% Shareholders:
---------------------------------
Mr. James R. Johnson, Jr.
PO Box 783                               304,056 (4)                 8.87%
Jackson, NJ 08527
--------------------------------- ------------------------ ---------------------
Mr. Joe J. Mayes                         298,655 (6)                 8.71%
28 Clearview Court South
Palm Coast, FL 32137
--------------------------------- ------------------------ ---------------------
Mr. James N. Corcodilos                  225,673 (2)                 6.58%
PO Box 301
Windsor, NJ 08561
--------------------------------- ------------------------ ---------------------
Mr. Steven I. Pfeffer                    192,600 (8)                 5.61%
1448 14th Street
Lakewood, NJ 08701
================================= ======================== =====================

(1) Beneficially owned shares include shares over which the named person exercises either sole or shared voting power or sole or shared investment power. It also includes shares owned (i) by a spouse, minor children or by relatives sharing the same home, (ii) by entities owned or controlled by the named person, and (iii) by other persons if the named person has the right to acquire such shares within 60 days by the exercise of any right or option, such as under employee or director stock options. Unless otherwise noted, all shares are owned of record and beneficially by the named person.

(2) Of this total, 3,474 shares are held by Mr. Corcodilos as custodian for his three grandchildren and 38,226 shares are purchasable upon the exercise of stock options.

(3) Of this total, 18,807 shares are held by a profit sharing plan of which Mr. Horowitz is trustee and 38,226 shares are purchasable upon the exercise of stock options.

(4) Of this total 8,411 shares are held by a limited partnership of which Mr. Johnson is the general managing partner; 16,833 shares are held by a partnership of which Mr. Johnson is a general partner; 4,042 shares are held by Mr. Johnson's wife in her name; and 38,226 shares are purchasable upon the exercise of stock options.

(5) Of this total, 127,633 shares are held jointly with Mr. Kokes' wife and 38,226 shares are purchasable upon the exercise of stock options.

(6) Of this total, 56,787 shares are held by a trust of which Mr. Mayes is a trustee, 961 shares are held jointly with Mr. Mayes' wife as custodian for their grandchild and 38,226 shares are purchasable upon the exercise of stock options.

(7) Of this total, 79,246 shares are held jointly with Mr. Opatut's wife; 3,090 shares are held by Mr. Opatut's wife in her name; 18,146 shares are owned by a partnership of which Mr. Opatut is a partner; 6,204 are owned by a limited liability company of which Mr. Opatut is a managing member; and 38,226 shares are purchasable upon the exercise of stock options.

(8) Of this total, 118,867 shares are held jointly by Mr. Pfeffer and his wife; 7,378 shares are held by Mr. Pfeffer's wife in her name; 19,535 shares are held by a self directed IRA of which Mr. Pfeffer is a beneficiary; and 38,226 shares are purchasable upon the exercise of stock options.

(9) Of this total, 20,546 shares are held by Mr. Schneider's wife in her name. Also included are 38,226 shares that may be acquired by Mr. Schneider upon the exercise of stock options under the 1997 Incentive Stock Option plan.

(10) Of this total, 35,936 shares are held by Mr. Wishnick's wife in her name; and 38,226 shares are purchasable upon the exercise of stock options.

(11) Includes 39,326 shares that may be acquired upon the exercise of stock options not otherwise disclosed in these notes.

                             EXECUTIVE COMPENSATION


         Executive Compensation

         The following table sets forth a summary for the last three fiscal years of the cash and non-cash compensation awarded to, earned by, or paid to, the chief executive officer of the company and each other executive officer of the company whose salary and bonus exceeded $100,000 in 2003.

                           SUMMARY COMPENSATION TABLE
                 Cash and Cash Equivalent Forms of Remuneration

---------------------------------------------------------------------------------------------------------------------------
                     |              |              Annual Compensation                |    Long-Term      |     All Other
                     |              |                                                 |   Compensation    |   Compensation
                     |              |---------------------------------------------------------------------|      $ (2)
                     |              |              |              |                   |      Awards       |
                     |              |              |              |                   |-------------------|
                     |              |              |              |                   |     Securities    |
                     |              |              |              |       Other       |     Underlying    |
Name and             |              |              |              |       Annual      |      Options/     |
Name and Principal   |              |   Salary     |    Bonus     |    Compensation   |        SARs       |
Position             |    Year      |     ($)      |     ($)      |       ($) (2)     |        (#)        |
---------------------------------------------------------------------------------------------------------------------------
C. Herbert           |    2003      |  $282,600    |      -       |        -          |      7,000        |         -
Schneider,           |              |              |              |                   |                   |
Chief Executive      |              |              |              |                   |                   |
Officer and          |              |              |              |                   |                   |
President            |              |              |              |                   |                   |
                     ------------------------------------------------------------------------------------------------------
                     |    2002      |   278,349    |      -       |   $363,819 (1)    |      2,500        |         -
                     ------------------------------------------------------------------------------------------------------
                     |    2001      |   231,616    |      -       |        -          |        -          |         -
---------------------------------------------------------------------------------------------------------------------------
Elizabeth Solewater, |    2003      |   103,000    |      -       |        -          |      3,750        |         -
Senior Vice          |              |              |              |                   |                   |
President            |              |              |              |                   |                   |
                     ------------------------------------------------------------------------------------------------------
                     |    2002      |   94,500     |      -       |        -          |      1,000        |         -
                     ------------------------------------------------------------------------------------------------------
                     |    2001      |   87,500     |      -       |        -          |      1,000        |         -
---------------------------------------------------------------------------------------------------------------------------


(1) Implied value upon exercise of stock options, based on difference between exercise price and market value at time of exercise.

(2) The company believes the value of these perquisites and other benefits to be less than 10% of the salary and bonus reported in the table above. Mr. Schneider is provided with an automobile for business use in connection with his services as an executive and all expenses relating to this vehicle are paid by the company. We are unable to determine with reasonable effort and expense the extent or value of the benefits, if any, which Mr. Schneider may have derived for the value of the personal use of such automobile. In any event, we believe after reasonable inquiry that the value of the personal use of the automobile does not exceed $5,000 per year in the aggregate.

Employment Agreements

         The company entered into a Change in Control Agreement with Mr. Schneider, as of April 30, 2003. The agreement remains in effect for a period of three years and is automatically extended for an additional one-year period on the anniversary date unless the board of directors votes not to extend the initial term. The agreement defines a "Change in Control" to mean the following:
(1) the acquisition of the beneficial ownership of at least 25% of the company's voting securities or all or substantially all of the assets of the company by a single person or entity, or a group of affiliated persons or entities acting in concert; (2) the merger, consolidation or combination of the company with an unaffiliated corporation in which the directors of the company immediately prior to such merger, consolidation or combination constitute less than a majority of the board of directors of the surviving, new or combined entity; (3) the transfer of all or substantially all of the company's assets; (4) the election to the board of directors of the company during any consecutive three year period of a group of individuals constituting a majority of the board who were not serving as directors of the company immediately prior to the consecutive three year period.

         In the event of a change in control and Mr. Schneider's termination, as a result of the change, as provided in the agreement, he will receive a lump sum equal to 2.99 times the highest annual compensation paid to him during any three calendar years immediately prior to the change in control. Should there be such a change in control and termination during 2004, Mr. Schneider would be entitled to a payment of $844,974. In no event may the change in control payments and benefits to Mr. Schneider exceed the limitations imposed under Section 280G of the Internal Revenue Code. The board has the right to terminate Mr. Schneider for cause as defined in the agreement.


         The company has entered into an Equity Split Dollar Agreement with Mr. Schneider. Pursuant to this agreement, the company has purchased a life insurance policy on Mr. Schneider. The company pays the full amount of the annual premium for this policy and is the owner of the policy and, upon Mr. Schneider's death, his beneficiaries will receive the stated death benefit under the policy, and the company will receive repayment of all premiums paid on the policy prior to any payment to the beneficiary under the policy. The face amount of Mr. Schneider's policy is $451,601.


1997 Stock Option Plan

         Under the 1997 Stock Option Plan, options for an aggregate of 352,203 shares of common stock may be issued, subject to adjustment in the event of stock dividends, stock splits, and certain other capital changes. The 1997 Stock Option Plan provides that both nonqualified options and incentive stock options under the Internal Revenue Code of 1986, as amended may be issued.

2003 Stock Option Plan


         The company maintains the 2003 Stock Option Plan. Under this plan, options to purchase up to 144,375 shares of the company's common stock, subject to adjustment in the event of stock dividends, stock splits, and certain other capital changes may be granted to members of the company's board, executive officers and employees. The 2003 Stock Option Plan provides that both nonqualified options and incentive stock options under the Internal Revenue Code of 1986, as amended may be issued.


The following table sets forth information regarding stock option grants to the executive officer named in the table above for 2003:


                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

==============================================================================================================================

                            INDIVIDUAL GRANTS

------------------------------------------------------------------------------------------------------------------------------
                        Number of Securities        % of Total
                             Underlying        Option/SARs Granted   Exercise or Base                       Present Value of
                            Options/SARs         to Employees in         Price             Expiration       Option on Date of
          Name             Granted (#)(1)          Fiscal Year           ($/SH)               Date             Grant($)(2)
---------------------- ----------------------- --------------------- ------------------ ------------------ -------------------
C. Herbert Schneider           7,000                   5.89%              $14.82             2/19/13             $52,856
---------------------- ----------------------- --------------------- ------------------ ------------------ -------------------
Elizabeth Solewater            3,500                  2.95%               $14.82             2/19/13             $26,428
====================== ======================= ===================== ================== ================== ===================

(1)  As of December 31, 2003, all of these options were immediately exercisable.

(2) The present value of each option grant is estimated on the date of grant using the Black-Scholes option pricing model with the following weighted average assumptions: dividend yield of 0 %, expected volatility of 32.43%, risk free interest rate of 3.88%, and an expected life of 10 years.

         The following table sets forth information concerning the fiscal year-end value of unexercised options held by the executive officers of the company named in the table above.



                              AGGREGATED OPTION/SAR
                            EXERCISES IN LAST FISCAL
                             YEAR AND FY-END OPTION

============================= ===================== ============== =================================== ============================
                                                                    Number of Securities Underlying       Value of Unexercised
                                                                        Unexercised Options/SARs          In-the-Money Options/
                                Shares Acquired         Value          at FY-End (#) Exercisable/         SARs at FY-End (Based
            Name                on Exercise (#)       Realized               Unexercisable              on $23.13 per share) (1)
----------------------------- --------------------- -------------- ----------------------------------- ----------------------------
C. Herbert Schneider                   0                 $0                    38,227 (E)                     $495,077 (E)
----------------------------- --------------------- -------------- ----------------------------------- ----------------------------
                                                                                7,787 (E)                     $ 72,893 (E)
Elizabeth A. Solewater                 0                 $0                     1,914 (U)                     $ 17,676 (U)
============================= ===================== ============== =================================== ============================

(1) Based upon the closing price of the common stock on the Nasdaq SmallCap market at year-end minus the exercise price per share.

Director Compensation

         The company does not currently pay directors fees. In 2003, with the exception of the chairman and the vice chairman, directors of the bank began to receive a retainer of $375 per month. Directors of the bank also receive $600 per board meeting attended. In addition, during 2003, the chairman of the bank received a retainer of $9,458.33 per month and the vice chairman of the bank received a retainer of $2,154.16 per month. During 2003, no director received compensation for any committee meeting attended. Directors participate in the 1997 Stock Option Plan, the 2003 Stock Option Plan, and the 1999 Stock Option Plan described below. During 2003, each director received an option to purchase 7,000 shares at an average exercise price of $14.82.


         The company has also entered into Equity Split Dollar Agreements with each non-employee director. Under these agreements, the company has purchased a life insurance policy on each non-employee director. The company pays the full amount of the annual premium for each policy and owns the policy. Upon the non-employee director's death the director's beneficiaries will receive the stated death benefit under the policy and the company will receive repayment of all premiums paid on the policy. The face amounts of the insurance policies range from approximately $139,000 to $524,000.


1999 Stock Option Plan

         During 1999, the board of directors adopted the 1999 Stock Option Plan pursuant to which non-employee directors of the company may receive options to purchase up to an aggregate of 80,850 of the company's common stock. The board adopted this program because it believed that tying director compensation to performance of the company's stock is in the best interests of the company's shareholders. Under the 1999 Stock Option Plan, the exercise price of all options granted is to be no less than 100% of the fair market value of the common stock on the date of grant. In addition, the number of shares subject to the 1999 Stock Option Plan and the shares purchasable upon the exercise of any options granted under the plan will be adjusted in the event of certain stock dividends, stock splits and certain other capital changes. During 2003, no options were granted under the 1999 Stock Option Plan to any director.

Certain Transactions with Management

         The company has had, and expects in the future to have, banking transactions in the ordinary course of business with many of its directors, executive officers and principal shareholders (and their associates) on substantially the same terms as those prevailing for comparable transactions with others. All loans by the company to such persons (i) were made in the ordinary course of business, (ii) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and (iii) did not involve more than the normal risk of collectibility or present other unfavorable features.

      Steven I. Pfeffer, a director of the company, is a shareholder in and the secretary of the law firm of Levin, Shea, Pfeffer & Topas, P.A. The firm performed general legal services for the company and the bank during 2003, and continues to perform such services in 2004. In 2003, Levin, Shea and Pfeffer, P.A. was paid approximately $118,912 directly from the bank and approximately $74,616 from third party payments such as mortgage reviews for a total of approximately $193,528.


Required Vote


      DIRECTORS WILL BE ELECTED BY A PLURALITY OF THE VOTES CAST AT THE ANNUAL MEETING WHETHER IN PERSON OR BY PROXY.


Recommendation


      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF ITS NOMINEES FOR DIRECTOR.



                              INDEPENDENT AUDITORS

         The company's independent auditors for the fiscal year ended December 31, 2003 were Grant Thornton LLP. The company's board of directors has appointed Grant Thornton LLP to continue as independent auditors for the bank and the company for the year ending December 31, 2004. Grant Thornton LLP has advised the company that one or more of its representatives will be present at the annual meeting to make a statement if they so desire and to respond to appropriate questions. In 2003, Grant Thornton LLP performed audit and audit related services for the company. In addition, Grant Thornton LLP rendered certain tax related services to the company, the only non-audit related services provided by Grant Thornton LLP. In connection with the retention of Grant Thornton LLP to render tax related services, the audit committee considered the possible effect on Grant Thornton's independence before approving their retention.

                         Principal Accounting Firm Fees

Aggregate fees billed to the company for the fiscal years ended December 31, 2002 and 2003 by the company's principal accounting firm, Grant Thornton LLP are shown in the following table:




                                               Fiscal year ended December 31
                                               -----------------------------
                                                 2003                 2002
                                                 ----                 ----

Audit fees                                     $67,000               $49,200
Audit related fees                                   -                     -
                                               -------               -------

Total audit and audit-related fees             $67,000               $49,200
Tax fees                                       $14,000               $15,000
All other fees                                       -                     -
                                               -------               -------

                                               -------               -------
                                               $81,000               $64,200
                                               =======               =======







                          COMPLIANCE WITH SECTION 16(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the company's officers and directors, and persons who own more than ten percent of a registered class of the company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent stockholders are required by regulation of the Securities and Exchange Commission to furnish the company with copies of all Section 16(a) forms they file.

      The company believes that all other persons subject to Section 16(a) have made all required filings for the fiscal year ended December 31, 2003.

                              SHAREHOLDER PROPOSALS

      Proposals of shareholders to be included in the company's 2005 proxy material must be received by the secretary of the company no later than November 12, 2004.

                                  OTHER MATTERS

      The board of directors is not aware of any other matters which may come before the annual meeting. However, in the event such other matters come before the meeting, it is the intention of the persons named in the proxy to vote on any such matters in accordance with the recommendation of the board of directors.

      Shareholders are urged to sign the enclosed proxy, which is solicited on behalf of the board of directors, and return it in the enclosed envelope.

                                        By order of the Board of Directors

                                        C. Herbert Schneider
                                        -------------------------------------
                                        C. Herbert Schneider
                                        President and Chief Executive Officer

                                    EXHIBIT A



                         FIRST WASHINGTON FINANCIALCORP
                             Audit Committee Charter


                                     PURPOSE

          The Audit Committee (the "Committee") is appointed by the Board of Directors of First Washington FinancialCorp (together with its subsidiaries, the "Corporation") to assist the Board of Directors in fulfilling its oversight of
(i) the integrity of the Corporation's financial statements, (ii) the Corporation's compliance with legal and regulatory requirements, (iii) the independent certified public accountant (CPA)'s qualifications and independence,
(iv) the performance of the Corporation's internal audit function and the independent CPA, and (v) the preparation of any reports or other disclosures that the Committee is required to prepare pursuant to the rules of the Securities and Exchange Commission (SEC) and the National Association of Securities Dealers Automated Quotation ( "Nasdaq") for inclusion in the Corporation's annual proxy statement.


                                   COMPOSITION

         The Committee shall be comprised of a minimum of three (3) directors. Each of the members of the Committee shall be "independent" under the applicable requirements of the Nasdaq and the SEC. In addition, each member of the Committee shall be "financially literate," and at least one member of the Committee shall have "accounting or related financial management expertise," as determined by the Board of Directors in its business judgment. One of the members shall be designated by the vote of the members of the Committee as "Chairman."

COMMITTEE MEETINGS

         The Committee shall meet at least four times annually, or more frequently as the Committee deems necessary. All Committee members are expected to attend each meeting, in person or via tele-conference. The Committee shall meet periodically in separate private sessions with management, the director of Internal Audit, and representatives of the Corporation's independent CPA, as appropriate, to discuss, as applicable, the scope of planned internal auditing activities and internal auditing results, the performance of the annual audit by the independent CPA, and any other matters that the Committee or any of these person or firms believe should be discussed privately. The Committee may request that members of senior management, other employees of the Corporation and, if appropriate, third parties attend Committee meetings to provide additional information, insight and expertise regarding materials being discussed by the Committee. Minutes will be prepared.

DUTIES AND RESPONSIBILITES

         In carrying out its purposes, the Committee shall have the following duties, responsibilities and authority.

Financial Reporting

o Review with management and the independent CPA the Corporation's quarterly and annual reporting prior to filing with the SEC, including the annual financial statements and disclosures contained therein, as well as any certification, report, opinion or review rendered by management or the independent CPA in connection with the filing of such report.

o Prepare the report required by the rules of the SEC that is required to be included in the Corporation's annual proxy statement.

o Review with management and the independent CPA financial statements and other reports of a financial nature, discuss with the independent CPA its review or judgments on the integrity of such statements and reports, and resolve any disputes between management and the independent CPA that may have arisen in connection with the preparation of such statements and reports.

o Periodically review and discuss earnings press releases as well as set policy regarding the nature of financial information and earnings guidance provided to analysts and rating agencies.

o Review certifications signed by the Chief Executive Officer and the Chief Financial Officer in connection with any periodic reports filed by the Corporation with the SEC and discuss with such individuals significant deficiencies, if any, in the design or operation of the internal control system and any fraud or potential fraud, if any, involving management or employees in connection with any internal control function as required by the Sarbanes-Oxley Act of 2002.

The Independent Certified Public Accountant (CPA)

o Appoint, determine the compensation of, and terminate the engagement of any independent CPA, as the Committee deems necessary. The independent CPA shall report directly to the Audit Committee.

o Serve as the channel of communication between the independent CPA and the Board of Directors.

o Review the qualifications and independence of the independent CPA, and any potential conflicts of interest that may exist between management and the independent CPA by obtaining a written statement from the independent CPA and management of all relationships with, and services provided to, the Corporation by the independent CPA and/or its affiliates (including discussing such relationships with the independent CPA and taking actions where needed).

o Pre-approve any non-audit services performed on behalf of the Corporation by the independent CPA.

o Review with the independent CPA the proposed scope of services and plan for the annual audit.

o    Evaluate the performance of the independent CPA.

o Review any significant written communications between management of the Corporation and the independent CPA including, without limitation, the independent CPA's observations on internal control matters, management letters and schedule of unadjusted differences, if any, or any other audit problems or difficulties as well as management's response.

o Ensure appropriate audit partner and any independent CPA rotations that may be required by law or as otherwise appropriate.

o At least annually, obtain and review reports from the independent CPA describing the independent CPA's control procedures, any material issues concerning the independent CPA's internal control matters raised in the most recent independent peer review report, and issues concerning audits conducted by the independent CPA within the past five years raised by a governmental or professional authority.

o Establish hiring polices for any employees or former employees of the independent CPA.


Internal Audit

o Oversee the selection of the Chief Auditor and review his/her performance and compensation annually. The Chief Auditor shall report directly to the Committee and administratively to the Chief Executive Officer.

o Serve as a channel of communication between the Chief Auditor and the Board of Directors.

o Oversee the Internal Audit Department, including staffing, training and budget.

o Annually review and approve the internal audit plan and any material changes to audit methodology.

o Review the results of internal audits, as appropriate, and the performance of the Internal Audit Function, including any action taken by the Corporation's management on recommendations made by Internal Audit, and difficulties encountered during the course of any internal audits, including any restrictions on the scope of activities or any access to any request or necessary information.

o Review all contracts to outsource internal audit services, which will set forth the outsourcing vendor's responsibilities, the terms of which comply with the "Interagency Policy Statement of Internal Audit Outsourcing."

Financial Reporting Principles and Policies

o Review with management and the independent CPA critical accounting and financial reporting policies, practices and procedures used by the Corporation.

o Review with the independent CPA the Corporation's annual audited financial statements and quarterly financial statements including the Corporation's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," and any matters required to be communicated by the Independent CPA in accordance with Statement of Auditing Standards No. 90, and any other material written communications between the independent CPA and management.

o Review with management and the independent CPA changes in accounting principles and reporting standards that have, or may in the future have, a significant impact on the financial statements of the Corporation.

o Review with management and the independent CPA their qualitative judgments about appropriateness of accounting policies, principles (including underlying assumptions relied upon in the preparation of the financial statements) and financial disclosure practices used or proposed to be adopted.

Internal Controls and Procedures

o Review the adequacy and effectiveness of the company's internal control system, including information technology security and control.

o Review with management and the independent CPA the basis for disclosure made in the annual report to stockholders regarding the control environment of the Corporation as required by Sarbanes-Oxley Act of 2002.




                      Compliance with Laws and Regulations

o Review the effectiveness of management's policies and procedures relating to monitoring the Corporation's compliance with applicable legal and regulatory requirements and the Corporation's policies, including the Corporation's code of conduct and ethics.

o Review all reports of inspections, examinations and investigations by state and federal regulatory agencies or authorities, as appropriate, and any consideration given or corrective actions taken by management or any criticism in such reports, examinations and investigations.


        Review of Committee Charter and Committee Performance Evaluation

         The Committee shall review and reassess the adequacy of the Charter at least annually, and shall have the Charter published at least every three years in accordance with the regulation of the SEC. In addition, the Committee shall evaluate the Committee's performance on an annual basis.


                               Committee Resources

         The Committee shall have the authority to direct an investigation into any matter related to the Corporation's business. The Committee may also retain, terminate, and approve fees without approval from the Board of Directors or management its own outside counsel or any other advisors, as it deems appropriate. The Corporation shall provide for appropriate funding.

|X| PLEASE MARK VOTES
    AS IN THIS EXAMPLE

                                REVOCABLE PROXY
                         FIRST WASHINGTON FINANCIALCORP

                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 28, 2004
                 Solicited on Behalf of the Board of Directors

     The undersigned hereby appoints Edna K. Stout and Lewis H. Foulke, Jr. and each of them, with full power of substitution, to vote all of the shares of First Washington FinancialCorp (the "Company") standing in the undersigned's name at the Annual Meeting of Shareholders of the Company, to be held at the Main Office of First Washington State Bank, US Route 130 and Main Street, Windsor, New Jersey, on Wednesday, April 28, 2004 at 3:30 pm, and at any adjournment thereof. The undersigned hereby revokes any and all proxies heretofore given with respect to such meeting.

                                                                        For All
1. Election of the following three (3) nominees       For     Withhold   Except
   to each serve on the Board of Directors until
   the 2007 Annual Meeting and until their            |_|       |_|       |_|
   successors are elected and duly qualified:


           Harry Horowitz     James R. Johnson, Jr.    Jerry Kokes

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

-------------------------------------------------------------------------

2. In their discretion, such other business as may properly come before the meeting.

     This proxy will be voted as specified. If no choice is specified, the proxy will be voted "FOR" (1) Management's nominees to the Board of Directors.

     The Board of Directors recommends a vote "FOR" the proposal.

     Please sign exactly as your name appears. When signing as an executor, administrator, guardian, trustee, or attorney, please give title as such. If signer is a corporation, please sign the full corporate name and then an authorized officer should sign his name and print his name and title below his signature. If the shares are held in joint name, all joint owners should sign.

Please be sure to sign and date                    Date
 this proxy in the box below.
-------------------------------------------------------------------------


         Shareholder sign above      Co-holder (if any) sign above



-------------------------------------------------------------------------------
     ^ Detach above card, date, sign and mail in return envelope provided. ^

                         FIRST WASHINGTON FINANCIALCORP
--------------------------------------------------------------------------------
    PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE.
--------------------------------------------------------------------------------

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.


------------------------------

------------------------------

------------------------------